FISCAL FOURTH QUARTER 2015 FINANCIAL RESULTS October 29, 2015

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended September 27, 2014, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL FOURTH QUARTER RESULTS 3 Q4F15 Guidance Jul 22, 2015 Q4F15 Oct 4, 2015 Q3F15 Jul 4, 2015 Q4F15 vs. Q3F15 Revenue ($ millions) $650 to $680 $669 $670 Flat Diluted EPS $0.64 to $0.72 $0.70 $0.69 + 0.01 ROIC 14.0% 14.1% - 10 bps Q4F15 consistent with guidance • Sectors performed largely in-line with expectations during the quarter • Modest strength in D/S/A

$1,062 $884 $808 $1,041 $1,229 $1,461 $1,546 $1,842 $1,617 $2,013 $2,231 $2,307 $2,228 $2,378 $2,654 -10% -5% 0% 5% 10% 15% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 F01 F02 F03 F04 F05 F06 F07 F08 F09 F10 F11 F12 F13 F14 F15 Result Enduring Goal Revenue Growth 12% 12% Economic Return 3% 5% FISCAL 2015 – STRONG GROWTH YEAR Revenue ($M) Economic Return 4

F14 Sector Revenue $M Growth Result $M Growth Result % Networking/ Communications $763 ($63) (JNPR $284) (8%) Healthcare/ Life Sciences $697 $133 24% Industrial/ Commercial $583 $33 6% Defense/Security/ Aerospace $335 $47 16% Plexus $2,378 $150 7% HC/LS 29% I/C 25% D/S/A 14% N/C 32% GROWTH IN ALL SECTORS F15 Sector Revenue $M Growth Result $M Growth Result % Networking/ Communications $845 $82 11% Healthcare/ Life Sciences $750 $53 8% Industrial/ Commercial $685 $102 17% Defense/Security/ Aerospace $374 $39 12% Plexus $2,654 $276 12% A Healthy Portfolio HC/LS 28% I/C 26% D/S/A 14% N/C 32% 5

F14 GROWTH IN ALL REGIONS F15 Region/ Biz Unit Revenue $M Growth Result $M Growth Result % AMER $1,124 $168 18% APAC $1,138 ($9) (1%) EMEA $116 ($9) (7%) Plexus $2,378 $150 7% Region/ Biz Unit Revenue $M Growth Result $M Growth Result % AMER $1,227 $103 9% APAC $1,287 $149 13% EMEA $140 $24 21% Plexus $2,654 $276 12% AMER 47% EMEA 5% APAC 48% AMER 46% EMEA 5% APAC 49% Global Engineering Solutions grew 17% * * Engineering Solutions revenue included in regional totals 6

CUSTOMER SERVICE EXCELLENCE Personal THANK YOU to the approximately 14,000 Plexus folks around the World. Your commitment to Customer Service Excellence led to a strong growth year with solid Net Promotor Scores! 7

FISCAL FIRST QUARTER—CHALLENGED 8 Q1F16 Guidance Revenue $600 to $625 million Diluted EPS $0.41 to $0.48 • Includes $0.10 stock-based compensation expense • Excludes any special items Fiscal Q1 revenue forecast weakened by 11% versus our view in July • N/C down 29% vs. July forecast • Other sectors down low-mid single digit percentage vs. July forecast Assuming revenue at midpoint of guidance revenue down approximately 8.5% Q/Q • Cost structure misaligned • Unacceptable margins

ACTIONS Intense focus on leveraging our strong customer Net Promotor Scores to drive share gains Intense focus on productivity improvements Cost structure alignment & controls • Operating expenses • Discretionary spend • Headcount Pruning challenged programs to improve margins and working capital I/C sector program, FQ1 $13M, FQ2 $4M, FQ3 $0M • AMER region, complete in FQ2 • Customer disengagement N/C sector program, FQ1 $29M, FQ2 $13M, FQ3 $0M • APAC region, complete in FQ2 • Customer relationship continues with other programs Capacity adjustments associated with program disengagements • Reviewing global footprint for other capacity adjustment opportunities 9

PERFORMANCE BY SECTOR 10 Q4F15 Oct 3, 2015 Q3F15 Jul 4, 2015 Q4F15 vs. Q3F15 Q1F16 Expectations (percentage points) Networking/ Communications $179 27% $222 33% - 19% Down high teens Healthcare/ Life Sciences $183 27% $180 27% + 2% Up low single Industrial/ Commercial $201 30% $176 26% + 14% Down low teens Defense/ Security/ Aerospace $106 16% $92 14% + 15% Down low single Total Revenue $669 100% $670 100% Flat Revenue in millions

MANUFACTURING WINS BY REGION 11 • $167M in annualized manufacturing revenue when fully ramped (34 programs) • Balanced wins across the regions • Strong wins momentum in EMEA $83M $52M $32M Q4F15 AMER APAC EMEA

MANUFACTURING WINS BY SECTOR • Continued strength in Healthcare/Life Sciences • Funnel healthy at $2.1B $26M $93M $28M $20M Q4F15 N/C HC/LS I/C D/S/A 12

MANUFACTURING WINS MOMENTUM Quarterly Target approximately $160M 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f TFQ S al e s N ew W in s $ M TFQ Wins TFQ Wins % of TFQ Sales Trailing Four Quarters (TFQ) for Manufacturing Wins Goal 25% TFQ $713M Qtrly Wins 13

KEY OPERATIONS METRICS



Operating Margin Target Range: 4.7 to 5.0%
Revenue $M
700
650
600
550
500
450
5.5%
5.0%
4.5%
4.0%
3.5%
Q1F13
Q2F13
Q3F13
Q4F13
Q1F14
Q2F14
Q3F14
Q4F14
Q1F15
Q2F15
Q3F15
Q4F15
Revenue
Operating Margin



Economic Return Performance
Revenue $M
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q1F13
Q2F13
Q3F13
Q4F13
Q1F14
Q2F14
Q3F14
Q4F14
Q1F15
Q2F15
Q3F15
Q4F15
Economic Return

14

3.30% - 3.60% 4.70% - 5.00% (Goal = 5.00%)4.30% 1.00% - 1.30% 0.20% 0.10% 0.20% 0.10% (0.30%) 4.30% (0.7%) - (1.0%) Q3F15 Operating Margin Aerospace CoE (Revenue) EMEA Growth Underutilized Capacity Q4F15 Operating Margin Underutilized Capacity Q1F16 Operating Margin Cost Reduction Actions GDL Ramp Completion Additional EMEA Growth Operating Margin OPERATING MARGIN Q1F16 Q4F15 F16 Projections Results 15

FISCAL FOURTH QUARTER INCOME STATEMENT 16 Dollars in millions, except earnings per share Q4F15 Comments Revenue $669 Above mid-point of guidance range. Sequentially flat and consistent with prior year fiscal fourth quarter. Gross margin 8.9% At the upper end of guidance range and 10 bps higher than prior quarter. Selling & administrative expenses $30.7 Within guidance range of $30 to $31 million and 4.6% of revenue. Operating margin 4.3% At midpoint of guidance range and consistent with prior quarter. Diluted earnings per share $0.70 Above mid-point of guidance range and up 1% from prior quarter.

BALANCE SHEET AND CASH FLOWS 17 Q4F15 Comments Return on invested capital 14.0% Above WACC of 11% and representing an Economic Return of 3.0% compared to enduring goal of 5.0% Share repurchases $7.5 million ~ 196,000 at an average price of $38.25 per share Free cash flow $13 million Cash from operations: $21 million Capital expenditures: $8 million Cash cycle days 66 days Within guidance range and 4 days higher than Q3F15

Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Inventory Days 92 87 78 72 83 84 84 80 82 86 88 85 A/R Days 50 55 54 49 51 49 48 44 52 48 48 53 A/P Days 61 61 54 56 64 63 67 60 53 63 62 60 Customer Deposit Days 7 17 19 12 8 8 8 8 9 12 12 12 Net Cash Cycle Days 74 64 59 53 62 62 57 56 72 59 62 66 WORKING CAPITAL TRENDS 18

FISCAL FIRST QUARTER 2016 GUIDANCE 19 Guidance Revenue $600 to $625 million Diluted earnings per share $0.41 to $0.48 Gross margin 7.7% to 8.0% SG&A $26.5 to $27.5 million Operating margin 3.3% to 3.6% Depreciation ~ $12 million Q1 tax rate F16 tax rate 13% to 15% 11% to 13% Cash cycle days 76 to 80 days F16 capital expenditures ~ $40 million

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